SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of Earliest event reported)

                                  July 3, 2001
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                  CHROMATICS COLOR SCIENCES INTERNATIONAL, INC.
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               (Exact name of registrant as specified in Charter)



                                    New York
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                 (State or Other Jurisdiction of Incorporation)


                 0-21168                         13-3253392
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        (Commission File Number)       (IRS Employer Identification No.)



                  5 East 80th Street, New York, New York 10021
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 717-6544
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Item 5. Other Events

     On July 3, 2001, Chromatics Color Sciences International, Inc. (the "Company") issued a press release announcing the potential delisting from the Nasdaq SmallCap Market of the Company's common stock. The press release is attached hereto as Exhibit 99.1.


Item 7. Financial Statements and Exhibits

     (a) Exhibits

     Exhibit 99.1 -       Press release issued by Chromatics Color Sciences
                          International, Inc. on July 3, 2001.



                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned herewith duly authorized.



Date:  July 5, 2001          CHROMATICS COLOR SCIENCES INTERNATIONAL, INC.



                             By: /s/ Darby S. Macfarlane
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                             Darby S. Macfarlane, Chairperson